Exhibit 10.17
AMENDMENT TO
EMPLOYMENT AGREEMENT BY AND BETWEEN
PATRICK G. O’BRIEN, FIRST FEDERAL SAVINGS BANK AND
FEDFIRST FINANCIAL CORPORATION
     WHEREAS, Patrick G. O’Brien entered into an employment agreement with First Federal Savings Bank (the “Bank”) and FedFirst Financial Corporation (the “Company”) effective October 11, 2005 (the “Agreement”); and
     WHEREAS, the Agreement provides that it may be amended or modified at any time with the written consent of all parties; and
     WHEREAS, the parties to the Agreement have determined that certain changes to the terms of the parties’ employment relationship are necessary and appropriate.
     NOW, THEREFORE, the Bank, the Company and Mr. O’Brien hereby agree to amend the Agreement as follows:
     Effective September 19, 2006, Section 8(b) shall be deleted in its entirety.

ATTEST:	FIRST FEDERAL SAVINGS BANK

/s/ John G. Robinson	/s/ Joseph U. Frye
For the Board of Directors

ATTEST:	FEDFIRST FINANCIAL CORPORATION

/s/ John G. Robinson	/s/ Joseph U. Frye
For the Board of Directors

/s/ Patrick G. O’Brien
Patrick G. O’Brien